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                                                                    Exhibit 32

                Certification Pursuant to 18 U.S.C. Section 1350
                             As Adopted Pursuant To
                  Section 906 of the Sarbanes-Oxley Act of 2002


         In connection with the Annual Report of Allegheny Bancshares, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William A. Loving, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ WILLIAM A. LOVING, JR.
                                          --------------------------------
                                          William A. Loving, Jr.
                                          Chief Executive Officer

                                          March  25, 2004



                                          /s/ CLAUDIA L. ACORD
                                          ---------------------------------
                                          Claudia L. Acord
                                          Chief Financial Officer

                                          March 25, 2004